UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 4, 2005

THE CLOROX COMPANY

(Exact name of registrant as specified in its charter)

Delaware

(State or other
jurisdiction of
incorporation or
organization)

1-07151	31-0595760
(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888

(Address of principal executive offices)    (Zip code)

(510) 271-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐  Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition

On October 4, 2005, The Clorox Company (the “Company”) issued a press release in which it confirmed its financial outlook for the first fiscal quarter ending September 30, 2005.  The press release also updated the Company’s financial outlook for the second fiscal quarter ending December 31, 2005, and for the full fiscal year ending June 30, 2006.  A copy of the press release is being furnished with this Report as Exhibit 99.1.

The information furnished in Item 2.02 of this Report and the accompanying exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01   Financial Statements and Exhibits

(c)   Exhibits

99.1	Press Release, dated October 4, 2005, issued by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: October 11, 2005	By:	/s/ Laura Stein
Laura Stein
Senior Vice President –
General Counsel & Secretary